UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2012 (September 25, 2012)

TYCO INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836

(Commission File Number)

Freier Platz 10

Schaffhausen, CH-8200 Switzerland

(Address of Principal Executive Offices, including Zip Code)

41-52-633-02-44

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

New Pentair Amended and Restated Separation and Distribution Agreement

In connection with its previously announced plan of separation, on March 27, 2012, Tyco International Ltd. (“Tyco”) entered into a Separation and Distribution Agreement with Pentair Ltd. (f/k/a Tyco Flow Control International Ltd.) (“New Pentair”) and The ADT Corporation (“ADT”) (the “Original Separation Agreement”), governing, among other things, the separation of Tyco’s flow control business from Tyco and the allocation of assets and liabilities in connection therewith. On September 27, 2012, Tyco, New Pentair and ADT entered into an Amended and Restated Separation and Distribution Agreement (the “New Pentair Separation Agreement”) to modify, clarify and supplement certain terms of the Original Separation Agreement, including certain terms relating to employee benefits matters, insurance claims and administration, treatment of equity awards held by certain employees resident outside the U.S. and the treatment of certain costs and expenses in connection with the separation.

Pursuant to the provisions of the New Pentair Separation Agreement, on September 28, 2012, Tyco effected a spin-off of New Pentair to its shareholders through the pro rata distribution of 100% of the outstanding common shares of New Pentair to Tyco’s shareholders in the form of a special dividend out of Tyco’s contributed surplus (the “New Pentair Distribution”).

A description of the material terms of the Original Separation Agreement, which reflects the material terms of the New Pentair Separation Agreement, is set forth in the section entitled “The Separation and Distribution Agreements and the Ancillary Agreements—Tyco Flow Control Separation and Distribution Agreement” in Tyco’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on Schedule 14A on August 3, 2012 (the “Definitive Proxy Statement”) and is incorporated herein by reference.

The description set forth in the Definitive Proxy Statement is only a summary of that agreement and is qualified in its entirety by reference to the New Pentair Separation Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

ADT Separation and Distribution Agreement

On September 26, 2012, Tyco, ADT and certain of their respective subsidiaries entered into a Separation and Distribution Agreement (the “ADT Separation and Distribution Agreement”).

Pursuant to the provisions of the ADT Separation and Distribution Agreement, (i) Tyco engaged in an internal restructuring whereby certain assets related to Tyco’s residential and small business security business in the United States and Canada were transferred to ADT, and ADT assumed from Tyco certain liabilities related to Tyco’s residential and small business security business in the United States and Canada (the “ADT Separation”) and (ii) on September 28, 2012, Tyco effected a spin-off of ADT to Tyco shareholders through the pro rata distribution of 100% of the outstanding common shares of ADT to Tyco’s shareholders in the form of a special dividend out of Tyco’s contributed surplus (the “ADT Distribution” and, together with the New Pentair Distribution, the “Distributions” or the “spin-offs”).

A description of the material terms of the ADT Separation and Distribution Agreement is set forth in the section entitled “The Separation and Distribution Agreements and the Ancillary Agreements—ADT Separation and Distribution Agreement” in Tyco’s Definitive Proxy Statement and is incorporated herein by reference.

The description of the ADT Separation and Distribution Agreement set forth in the Definitive Proxy Statement is only a summary of that agreement and is qualified in its entirety by reference to the ADT Separation and Distribution Agreement filed as Exhibit 2.2 to this Current Report on Form 8-K and incorporated by reference herein.

Tax Sharing Agreement

On September 28, 2012, Tyco (together with its subsidiary Tyco International Finance S.A., or TIFSA) entered into a Tax Sharing Agreement (the “Tax Sharing Agreement”) with ADT and New Pentair that will govern the respective rights, responsibilities and obligations of Tyco, ADT and New Pentair after the spin-offs with respect to tax liabilities and benefits, tax attributes, tax contests and other tax matters regarding income taxes, other taxes and related tax returns. Because certain of New Pentair’s and ADT’s subsidiaries are members of one of Tyco’s U.S. consolidated groups, they have (and will continue to have following the spin-offs) several liability with Tyco to the IRS for the consolidated U.S. federal income taxes of such consolidated group relating to the taxable periods in which New Pentair subsidiaries and ADT subsidiaries were part of such consolidated group. The Tax Sharing Agreement provides that Tyco, New Pentair and ADT will share (i) certain pre-Distributions income tax liabilities that arise from adjustments made by tax authorities to Tyco’s, New Pentair’s and ADT’s U.S. income tax returns, and (ii) payments required to be made by Tyco with respect to a separate tax sharing agreement entered into by Tyco, Covidien Ltd. and TE Connectivity Ltd. (the “2007 Tax Sharing Agreement and, collectively, “Shared Tax Liabilities”). Tyco will be responsible for the first $500 million of Shared Tax Liabilities. New Pentair and ADT will share 42% and 58%, respectively, of the next $225 million of Shared Tax Liabilities. Tyco, New Pentair and ADT will share 52.5%, 20% and 27.5%, respectively, of Shared Tax Liabilities above $725 million.

In the event the Distributions or certain internal transactions undertaken in connection therewith were determined to be taxable as a result of actions taken after the Distributions by Tyco, ADT or New Pentair, the party responsible for such failure would be responsible for all taxes imposed on Tyco, ADT or New Pentair as a result thereof. Taxes resulting from the determination that the Distributions or any internal transactions that were intended to be tax-free, are taxable are referred to herein as “Distribution Taxes.” If such failure is not the result of actions taken after the Distributions by Tyco, ADT or New Pentair, then Tyco, ADT and New Pentair would be responsible for any Distribution Taxes imposed on Tyco, ADT or New Pentair as a result of such determination in the same manner and in the same proportions as the Shared Tax Liabilities. ADT will have sole responsibility for any income tax liability arising as a result of Tyco’s acquisition of Brink’s Home Security Holdings, Inc. (“BHS”) in May 2010, including any liability of BHS under the tax sharing agreement between BHS and The Brink’s Company dated October 31, 2008 (collectively, the “Broadview Tax Liabilities”). Costs and expenses associated with the management of Shared Tax Liabilities, Distribution Taxes and Broadview Tax Liabilities will generally be shared 20% by New Pentair, 27.5% by ADT and 52.5% by Tyco. Tyco, ADT and New Pentair are responsible for all of their own taxes that are not shared pursuant to the Tax Sharing Agreement’s sharing formulae.

The Tax Sharing Agreement provides further that, if any party were to default in its obligation to another party to pay its share of the Distribution Taxes that arise as a result of no party’s fault, each non-defaulting party would be required to pay, equally with any other non-defaulting party, the amounts in default. In addition, if another party to the Tax Sharing Agreement that is responsible for all or a portion of an income tax liability were to default in its payment of such liability to a taxing authority, Tyco could be legally liable under applicable tax law for such liabilities and be required to make additional tax payments. Accordingly, under certain circumstances, Tyco may be obligated to pay amounts in excess of its agreed-upon share of its, New Pentair’s and ADT’s tax liabilities.

Each of Tyco, New Pentair and ADT agrees to indemnify the other two parties against any amounts paid by such other parties pursuant to the Tax Sharing Agreement and with respect to which such paying parties are not responsible pursuant to the Tax Sharing Agreement. Though valid as between the parties, the Tax Sharing Agreement will not be binding on the IRS.

Under the Tax Sharing Agreement, there are restrictions on Tyco’s ability to take actions that could cause the Distributions or certain internal transactions undertaken in anticipation of the Distributions to fail to qualify for favorable treatment under the Internal Revenue Code of 1986, as amended (the “Code”), including entering into, approving or allowing any transaction that results in a change in ownership of more than 35% of its common shares (when combined with any other changes in ownership of its shares), a redemption of equity securities, a sale or other disposition of more than 35% of its assets or engaging in certain internal transactions. These restrictions will apply for the two-year period after the Distributions, unless, for certain transactions, Tyco obtains the consent of New Pentair and ADT or Tyco obtains a private letter ruling from the IRS or an unqualified opinion of a nationally recognized law firm that such action will not cause the Distributions or the internal transactions undertaken in anticipation of the Distributions to fail to qualify for favorable treatment under the Code, and such letter ruling or opinion, as the case may be, is acceptable to New Pentair and ADT. Moreover, the Tax Sharing Agreement will also provide that Tyco is responsible for any taxes imposed on New Pentair, ADT or any of their affiliates as a result of the failure of the Distributions or the internal transactions to qualify for favorable treatment under the Code if such failure is attributable to certain post-Distributions actions taken by or in respect of Tyco, any of our affiliates or our shareholders, regardless of whether the actions occur more than two years after the Distribution, New Pentair and ADT consent to such actions or Tyco obtains a favorable letter ruling or opinion of tax counsel as described above. For example, Tyco would be responsible for a third party’s acquisition of it at a time and in a manner that would cause such failure. These restrictions may prevent Tyco from entering into transactions which might be advantageous to it or its shareholders.

The foregoing is only a summary of the Tax Sharing Agreement and is qualified in its entirety by reference to the Tax Sharing Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Non-Income Tax Sharing Agreement

On September 28, 2012, Tyco and TIFSA entered into a tax sharing agreement with ADT that will govern the respective rights, responsibilities and obligations of Tyco and ADT after the Distributions with respect to tax returns, tax liabilities, tax attributes, tax contests and other tax matters regarding non-income taxes related to specified legal entities (the “Non-Income Tax Sharing Agreement”). The Non-Income Tax Sharing Agreement provides that Tyco and ADT will share certain non-income tax liabilities that arise for the period prior to the ADT Distribution from adjustments made by tax authorities to the non-income tax returns of the specified legal entities. Under the Non-Income Tax Sharing Agreement, Tyco is responsible for amounts equal to accrued liabilities for non-income tax contingencies with respect to the specified entities that will be members of the Tyco group after the ADT Distribution, and ADT is responsible for amounts equal to accrued liabilities for non-income tax contingencies with respect to the specified entities that will be members of the ADT group after the ADT Distribution. In each case, payments required to be made in excess of such accrued liabilities are shared by Tyco (40%) and ADT (60%). ADT will have sole responsibility of any non-income tax liability assessed against the entities acquired in the acquisition of BHS.

ADT and Tyco agree to indemnify each other against any amounts paid by the other party for which such paying party is not responsible pursuant to the Non-Income Tax Sharing Agreement. Although valid as between the parties, the Non-Income Tax Sharing Agreement will not be binding on any taxing authority.

The foregoing is only a summary of the Non-Income Tax Sharing Agreement and is qualified in its entirety by reference to the Non-Income Tax Sharing Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Trademark Agreement

On September 25, 2012, Tyco entered into a Trademark Agreement (the “Trademark Agreement”) with ADT that will govern each party’s use of certain trademarks, including the ADT trademark and logo (the “ADT Brand”). In addition, Tyco transferred to ADT all of its rights in the ADT Brand in the United States and Canada and retained rights to the ADT Brand elsewhere in the world. Each of ADT and Tyco agreed that they and their affiliates will not register or use (subject to a “phase out” transitional license to Tyco in the United States and Canada) the ADT Brand for any goods or services in the other party’s territory. The parties are not restricted from competing with each other under other brands. Under the Trademark Agreement, ADT is the exclusive, worldwide owner of the PULSE trademark.

The Trademark Agreement allocates the ownership of, and the parties’ rights and obligations with respect to, the ADT Brand online. In general, each party has the right to register domain names containing the ADT Brand in domain names ending in country codes in its respective territory. The Trademark Agreement also contains provisions for allocating ownership, rights and obligations in other domains and obligations in regard to third-party media (such as social networking sites).

The Trademark Agreement contains other provisions, including quality control provisions, compliance with applicable laws, and security, system and data protection measures. The Trademark Agreement took effect as of September 25, 2012, and will remain in effect in perpetuity.

Neither ADT nor Tyco may assign the Trademark Agreement, or delegate its obligations thereunder, without the consent of the other party, except that a party must assign the agreement in its entirety in connection with a sale or transfer of such party’s entire interest in the ADT Brand, or delegate corresponding obligations in the case of a transfer of less than all of its interest in the ADT Brand, and in each case the assignee must assume in writing all of the assigning party’s obligations under the agreement.

The foregoing is only a summary of the Trademark Agreement and is qualified in its entirety by reference to the Trademark Agreement filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 28, 2012, Tyco announced that it had completed the previously announced Distributions. Effective as of 8:00 a.m., New York time, on September 28, 2012 (the “Distribution Date”) the common shares of New Pentair and the shares of common stock of ADT were distributed to Tyco’s shareholders of record as of the close of business on September 17, 2012 (the “Record Date”). On the Distribution Date, each Tyco shareholder received (i) one share of ADT for every two shares of Tyco held by such shareholder on the Record Date and (ii) 0.239943 of common shares of New Pentair for every share of Tyco held by such shareholder on the Record Date. On September 28, 2012, Tyco issued a press release announcing the completion of the Distributions. A copy of this press release is attached hereto as Exhibit 99.1.

After the Distribution Date, Tyco does not beneficially own any shares of ADT and New Pentair and, following such date, does not expect to consolidate the financial results of ADT and New Pentair for the purpose of its own financial reporting.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Certain Directors and Appointment of Certain Directors

As previously disclosed in the Definitive Proxy Statement, effective as of the completion of the Distributions each of Messrs. Timothy M. Donahue, Bruce S. Gordon and Dinesh Paliwal resigned as directors of Tyco. Messrs. Frank M. Drendel and George R. Oliver, who were elected as directors contingent upon the completion of the Distributions, became directors of Tyco on September 28, 2012.

Departure of Certain Officers

As previously disclosed in the Definitive Proxy Statement, effective as of the completion of the Distributions each of Messrs. Edward D. Breen (Chief Executive Officer), Frank S. Sklarsky ( Executive Vice President and Chief Financial Officer), Carol A. Davidson (Senior Vice President, Controller and Chief Accounting Officer), and Naren K. Gursahaney (President, Tyco Security Solutions) resigned from their respective executive positions at Tyco.

Item 8.01 Other Events.

On September 17, 2012, Tyco’s shareholders adopted the 2012 Stock and Incentive Plan (the “2012 Plan”). A description of the material terms of the 2012 Plan is set forth in the Definitive Proxy Statement and in the definitive additional proxy materials filed with the SEC on August 21, 2012 (the “Additional Proxy Materials”) and is incorporated herein by reference.

The description of the 2012 Plan set forth in the Definitive Proxy Statement and the Additional Proxy Materials is only a summary of that plan and is qualified in its entirety by reference to the 2012 Plan filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the accompanying Exhibit Index are being filed herewith.

Forward-Looking Statements

The exhibits to this Current Report on Form 8-K contain statements concerning expectations of financial or operational performance or economic outlook, or concerning other future events or results, or which refer to matters which are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws. Similarly, statements that describe Tyco’s objectives, expectations, plans or goals are forward-looking statements. Forward-looking statements include, without limitation, expectations concerning the outlook for Tyco’s, business, productivity, plans and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations. Forward-looking statements also include statements regarding the expected benefits of the Distributions (each as described in the Definitive Proxy Statement).

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to:

•	the matters described in the section titled “Risk Factors” beginning on page 74 of the Definitive Proxy Statement;

•	the ability of Tyco to realize the intended benefits of the Distributions;

•	adverse changes in economic, legal or industry conditions, both in North America and globally;

•	continuing volatility in the capital or credit markets and other changes in the securities and capital markets;

•	changes affecting customers or suppliers;

•	competition and consolidation in the industries in which Tyco competes;

•	developments and changes in laws and regulations;

•	developments in and losses resulting from claims and litigation;

•	natural events such as severe weather, fires, floods and earthquakes, or acts of terrorism;

•	changes in tax laws and rules, and other regulatory matters, both in the U.S. and abroad;

•	changes in operating conditions and costs;

•	economic and political conditions in international markets; and

•	the extent of Tyco’s ability to achieve their respective operational and financial goals and initiatives.

In addition, the Distributions could disrupt current plans and operations and business relationships or pose difficulties in attracting or retaining employees for Tyco.

We caution against placing undue reliance on forward-looking statements, which reflect Tyco’s current beliefs and are based on information currently available to Tyco as of the date a forward-looking statement is made. Forward-looking statements set forth or incorporated by reference herein speak only as of the date of hereof or the date of the document incorporated by reference, as the case may be. Tyco undertakes no obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that Tyco does update any forward-looking statements, no inference should be made that Tyco will make additional updates with respect to that statement, related matters, or any other forward looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear in Tyco’s public filings with the SEC, which are accessible at www.sec.gov, and which you are advised to consult.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 1, 2012	TYCO INTERNATIONAL LTD.

	By:	/s/ Judith A. Reinsdorf
	Name:	Judith A. Reinsdorf
	Title:	Executive Vice President and General Counsel

TYCO INTERNATIONAL LTD.

Exhibit Index to Current Report on Form 8-K

Dated October 1, 2012

Exhibit Number	Description

2.1	Amended and Restated Separation and Distribution Agreement, dated September 27, 2012 among Tyco International Ltd., Pentair Ltd. and The ADT Corporation

2.2	Separation and Distribution Agreement, dated September 26, 2012 among Tyco International Ltd., Tyco International Finance S.A., The ADT Corporation and ADT LLC.

10.1	Tax Sharing Agreement, dated September 28, 2012 by and among Pentair Ltd., Tyco International Ltd., Tyco International Finance S.A. and The ADT Corporation

10.2	Non-Income Tax Sharing Agreement dated September 28, 2012 by and among Tyco International Ltd., Tyco International Finance S.A. and The ADT Corporation

10.3	Trademark Agreement, dated as of September 25, 2012, by and among ADT Services GmbH, ADT US Holdings, Inc., Tyco International Ltd. and The ADT Corporation

10.4	2012 Stock and Incentive Plan

99.1	Press Release dated September 28, 2012